UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2021

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS

Subsequent to the filing, on March 26, 2021, of the definitive proxy statement (the “Proxy Statement”) of Cimarex Energy Co. (the “Company”) for the Company’s 2021 annual meeting of shareholders, the Company became aware of an incorrect statement in the Proxy Statement regarding the effect of broker non-votes on the outcome of Item 4 described in the Proxy Statement, which relates to a proposal to amend and restate the Company’s certificate of incorporation to provide for the annual election of all directors. The Proxy Statement as filed indicated that broker non-votes will have no effect on the outcome of the vote on that proposal. In fact, broker non-votes will have the effect of votes against the proposal. The Proxy Statement is hereby supplemented by revising the disclosure on page 99 under the caption “How are abstentions and broker non-votes counted?” as follows:

Item 4 Consider a Proposal to Amend and Restate Our Restated Certificate of Incorporation to Provide for the Annual Election of All Directors.  If you abstain from voting on the proposal to amend and restate our Restated Certificate of Incorporation, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Item 4 received the affirmative vote of 80% of the voting power of all of our outstanding shares of common stock. The effect of an abstention is a vote against Item 4. In addition, the effect of a broker non-vote is a vote against Item 4.

Nothing in this Current Report on Form 8-K will be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: April 14, 2021	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

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